                         ANNUAL REPORT / OCTOBER 31 2000


                        AIM LARGE CAP OPPORTUNITIES FUND


                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                       MIDMORNING, DONNINGTON, GLOUCESTER

                                 BY CHARLES NEAL

              A BEAUTIFUL PAINTING IS A BLEND OF CAREFULLY SELECTED

             COLORS. SIMILARLY, IN CONSTRUCTING THE PORTFOLIO OF AIM

          LARGE CAP OPPORTUNITIES FUND, WE CAREFULLY SELECT THE STOCKS

          OF LARGER COMPANIES THAT WE BELIEVE HAVE EXCITING PROSPECTS.

                     -------------------------------------

AIM Large Cap Opportunities Fund is for shareholders who seek long-term growth of capital. The fund invests in a portfolio consisting primarily of large-company stocks which management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Opportunities Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses
o In addition to returns as of the close of the fiscal year, found later in this report, industry regulations require us to provide cumulative total returns (including sales charges) as of 9/30/00, the most recent calendar quarter end, which were: Class A shares, inception (12/30/99), 34.31%. Class B shares, inception (3/31/00), 5.62%. Class C shares, inception (3/31/00), 9.62%.
o Because the fund has been in existence for less than a year, total return provided is cumulative total return that has not yet been annualized.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns may be attributable to its investment in IPOs, which may have a magnified impact due to its relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Leveraging and short selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Large-Cap Core Fund Index represents an average of the performance of the 30 largest large-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is widely regarded as representative of the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                     -------------------------------------

Since our last report to you, AIM Large Cap Opportunities Fund's fiscal year-end was changed from July 31 to October 31. This change was made to better manage distribution requirements in light of current excise tax rules. You will receive an annual report dated October 31 and a semiannual report dated April 30 each year.

                     -------------------------------------

                       AIM LARGE CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                   Dear Fellow Shareholder:

                   It's an honor to address you as the AIM Funds' new chairman.
                   I feel privileged to succeed Ted Bauer, who recently retired
  [PHOTO OF        from the funds' board and will soon retire as A I M
   Robert H.       Management Group's chairman after a long, successful career
    Graham,        in the investment industry. Ted has always shown the highest
 Chairman of       degree of integrity and commitment to excellence, and I have
the Board of       always admired him. I'm also proud to be part of the team
  THE FUND         that launched AIM almost 25 years ago. From the beginning,
APPEARS HERE]      AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                   UNCERTAIN MARKETS
                   The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.

     This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
     In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
     In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
     In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
     Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                   -------------------------------------------

                                  THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                   -------------------------------------------

                        AIM LARGE CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND SHINES IN DIFFICULT MARKET ENVIRONMENT

MANY KEY STOCK-MARKET INDEXES LOST VALUE DURING THE REPORTING PERIOD. HOW DID AIM LARGE CAP OPPORTUNITIES FUND PERFORM?
Despite an unfavorable market for large-cap growth stocks, the fund's Class A shares, which began sales on December 30, 1999, posted excellent returns for the reporting period ended October 31, 2000. Excluding sales charges, Class A shares recorded a cumulative total return of 36.60%. That was better than the -1.81% return of the S&P 500 and the 0.34% return of the Lipper Large-Cap Core Fund Index from December 31, 1999, to October 31, 2000.
     Class B and Class C shares began sales on March 31, 2000, and posted cumulative total returns, excluding sales charges, of 6.32% and 6.25%, respectively, through October 31. Over that same period, returns for the S&P 500 and the Lipper Large-Cap Core Fund Index were -4.01% and -3.77%, respectively.
     The fund was closed to new investors at the close of business on September 29, 2000.

WHAT WERE KEY MARKET TRENDS?
A strong market rally in the early months of 2000 was followed by a choppy, downward-trending market after March. Technology stocks led the market surge at the beginning of the year and continued to soar well into March. Toward the end of the month, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. The stocks of Internet companies with no earnings were particularly hard hit. Investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth and to contain inflation. Interest-rate concerns prompted a sell-off that affected nearly every stock-market sector in April.
     After raising interest rates in May, the Fed ceased its monetary tightening policy for the remainder of the reporting period. Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes. However, in late summer and early fall, rising oil prices, unrest in the Middle East and concern about corporate earnings converged to produce another steep market decline. A number of major corporations reported earnings disappointments in September and October.
     Many key market indexes, including the S&P 500, recorded losses for the first 10 months of 2000. However, after tech stocks faded, stocks in several other sectors, such as health care, financial services, energy and utilities, posted healthy gains. Mid-cap stocks outperformed large- and small-cap stocks. For most of the year, value stocks outperformed growth stocks.

WHY DID THE FUND OUTPERFORM ITS INDEXES?
We attribute the fund's excellent performance to careful stock selection. In choosing holdings for the portfolio, we endeavor to own the large-cap stocks of high-quality companies with accelerating earnings growth. By following this strategy, we generally avoided those companies whose stocks plummeted because of disappointing earnings.
     The fund participates in the initial public offering (IPO) market, and a significant portion of its returns may be attributable to its investment in IPOs, which may have a magnified impact due to the fund's relatively small asset base. As the fund's assets grow, it is probable that the effect of its investment in IPOs on its total return will decline, which may reduce the fund's total return.
     The fund also benefited from its alternative investment strategy.

HOW DOES THIS ALTERNATIVE INVESTMENT STRATEGY WORK?
The fund can employ short-selling and leveraging. While the fund owns the stocks of companies expected to experience strong earnings growth, it can borrow the stocks of firms expected to experience declining earnings. These borrowed stocks (short positions) are subsequently sold, with the intention of buying them later at an anticipated lower price. More traditional stock purchases, or stocks that are purchased with the intention of seeking capital appreciation, are referred to as long posi-

[ART WORK]

FUND VS INDEXES

Cumulative total returns, excluding sales
charges, Class A shares,
12/30/99-10/31/00*
===========================================
FUND CLASS A SHARES               36.60%

S&P 500 INDEX                     (1.81)%

LIPPER LARGE-CAP CORE FUND INDEX   0.34%

===========================================

CUMULATIVE TOTAL RETURNS

As of 10/31/00, including sales charges
===========================================
Class A Shares
   Inception (12/30/99)             29.11%*
   *36.60% excluding sales charges

Class B Shares
   Inception (3/31/00)               1.32*
   *6.32% excluding CDSC

Class C Shares
   Inception (3/31/00)               5.25%*
   *6.25% excluding CDSC

===========================================







*Index performance  is from 12/31/99-10/31/00

Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


          See important fund and index disclosures inside front cover.


                        AIM LARGE CAP OPPORTUNITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


tions. We believe that a mixed portfolio of long and short positions can potentially protect the fund during market downturns while allowing it to take advantage of market rallies. Leveraging involves borrowing money, usually to buy additional stocks.

HOW WAS THE FUND POSITIONED?
As of October 31, 2000, technology stocks made up more than 40% of the long holdings. Within the tech sector, the focus was on optical networking, data-storage and security companies.
     Financial-company stocks made up 13% of the portfolio. The financial sector benefited from merger and acquisition activity, the cessation of Fed interest-rate hikes and investor preference for value stocks.

WHAT WERE SOME OF THE FUND'S LEADING TECH STOCKS?

o Brocade Communications Systems, the fund's largest holding, makes fiber channel switches and related software for connecting corporate storage systems and servers, transforming them into storage-area networks.
o VERITAS is the world's largest maker of storage-management software, which protects networks against data loss from crashes and errors, expedites data recovery and manages corporate storage.
o Corning is the inventor and one of the world's top manufacturers of fiber-optic cable.
o Check Point Software Technologies supplies software that protects corporate networks from unauthorized access.
o Comverse Technology designs, manufactures and supports telecommunications systems and software which allows service providers to offer value-added enhancements such as caller identification.

WHAT WERE A FEW OF ITS HOLDINGS OUTSIDE THE TECH SECTOR?

o J.P. Morgan, a leading international banking company, offers commercial and investment-banking services.
o American Home Products makes treatments for cardiovascular, muscular and neurological disorders.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
At the close of the reporting period, the economic climate appeared favorable for stocks despite often extreme market volatility. The nation's unemployment rate was at its lowest level in three decades. And except for higher oil prices, inflation was moderate.
     Interest rates had stabilized as the Fed took at least a temporary respite from its monetary tightening policy. Corporate profits, while declining, were still impressive for many companies. However, because of a degree of uncertainty surrounding near-term events, markets may continue to be volatile.

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

====================================================================================================================================
TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES                                TOP 10 SHORT POSITIONS
------------------------------------------------------------------------------------------------------------------------------------
 1. Brocade Communications                    1. Computers (Software & Services)      14.18%   1. Symbol Technologies, Inc.    1.22%
    Systems, Inc.                      3.56%  2. Financial (Diversified)               6.12    2. Coca-Cola Co. (The)          1.18
 2. VERITAS Software Corp.             3.13   3. Communications Equipment              5.97    3. Adobe Systems, Inc.          1.02
 3. J.P. Morgan & Co. Inc.             2.86   4. Broadcasting (Television,                     4. Sigma-Aldrich Corp.          0.93
 4. Corning Inc.                       2.74      Radio & Cable)                        5.85    5. Administaff, Inc.            0.88
 5. American Home Products Corp.       2.69   5. Electronics (Semiconductors)          5.11    6. Home Depot, Inc. (The)       0.85
 6. Check Point Software Technologies         6. Computers (Networking)                4.74    7. eBay, Inc.                   0.84
    Ltd. (Israel)                      2.68   7. Computers (Peripherals)               4.52    8. Amazon.com, Inc.             0.82
 7. Ariba, Inc.                        2.47   8. Oil & Gas (Drilling & Equipment)      4.08    9. Fastenal Co.                 0.79
 8. Juniper Networks, Inc.             2.39   9. Oil & Gas (Exploration & Production)  4.02   10. King Pharmaceuticals, Inc.   0.77
 9. i2 Technologies, Inc.              2.33  10. Investment Banking/Brokerage          3.48
10. Kerr-McGee Corp.                   2.17

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

                           READ THIS REPORT ONLINE!

                    -------------------------------------

                     Early in 2001, a new service will be

                    available--electronic delivery of fund

                   reports and prospectuses. Soon, you can

                   read the same AIM report you are reading

                      now--online. Once you sign up for

                 the service, we will send you a link to the

                     report via e-mail. If you choose to

                  receive your reports online, you will not

                    receive a paper copy by mail. You may

                  cancel the service at any time by visiting

                                our Web site.

                         Please visit our Web site at

                       www.aimfunds.com and go to "Your

                     AIM Account." Log into your account

                      and then click on the "View Other

                        Account Options" dropdown menu

                           and select "eDelivery."

                    -------------------------------------


          See important fund and index disclosures inside front cover.

                        AIM LARGE CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                    MARKET
                                       SHARES       VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-84.53%

BIOTECHNOLOGY-1.94%

Affymetrix, Inc.(a)                    185,000   $ 10,244,375
-------------------------------------------------------------
Amgen Inc.(a)                           80,000      4,635,000
=============================================================
                                                   14,879,375
=============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-5.85%

Cablevision Systems Corp.-Class A(a)   150,000     11,175,000
-------------------------------------------------------------
Comcast Corp.-Class A(a)               350,000     14,262,500
-------------------------------------------------------------
General Motors Corp.-Class H(a)        350,000     11,340,000
-------------------------------------------------------------
Pegasus Communications Corp.(a)        226,300      8,047,794
=============================================================
                                                   44,825,294
=============================================================

COMMUNICATIONS EQUIPMENT-5.97%

ADC Telecommunications, Inc.(a)        250,000      5,343,750
-------------------------------------------------------------
Comverse Technology, Inc.(a)           137,500     15,365,625
-------------------------------------------------------------
Corning Inc.                           275,000     21,037,500
-------------------------------------------------------------
JDS Uniphase Corp.(a)                   49,300      4,011,787
=============================================================
                                                   45,758,662
=============================================================

COMPUTERS (HARDWARE)-2.86%

Palm, Inc.(a)                          270,000     14,461,875
-------------------------------------------------------------
Sun Microsystems, Inc.(a)               67,500      7,484,062
=============================================================
                                                   21,945,937
=============================================================

COMPUTERS (NETWORKING)-4.74%

Cisco Systems, Inc.(a)                 150,000      8,081,250
-------------------------------------------------------------
Juniper Networks, Inc.(a)               93,800     18,291,000
-------------------------------------------------------------
Tellium, Inc.-Series E, Conv. Pfd.
  (Acquired 09/19/00; Cost
  $3,410,010)(a)(b)                    113,667      3,410,010
-------------------------------------------------------------
VeriSign, Inc.(a)                       50,000      6,600,000
=============================================================
                                                   36,382,260
=============================================================

COMPUTERS (PERIPHERALS)-4.52%

Brocade Communications Systems,
  Inc.(a)                              120,000     27,285,000
-------------------------------------------------------------
EMC Corp.(a)                            82,500      7,347,656
=============================================================
                                                   34,632,656
=============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-14.18%

Ariba, Inc.(a)                         150,000     18,956,250
-------------------------------------------------------------
Check Point Software Technologies
  Ltd.-ADR (Israel)(a)                 130,000     20,588,750
-------------------------------------------------------------
i2 Technologies, Inc.(a)               105,000     17,850,000
-------------------------------------------------------------
InfoSpace, Inc.(a)                     325,000      6,540,625
-------------------------------------------------------------
Oracle Corp.(a)                        220,000      7,260,000
-------------------------------------------------------------
Quest Software, Inc.(a)                200,000      8,737,500
-------------------------------------------------------------
Rational Software Corp.(a)              81,100      4,840,656
-------------------------------------------------------------

                                                    MARKET
                                       SHARES       VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

VERITAS Software Corp.(a)              170,000   $ 23,972,656
=============================================================
                                                  108,746,437
=============================================================

ELECTRONICS (SEMICONDUCTORS)-5.11%

Celestica Inc. (Canada)(a)             125,000      8,984,375
-------------------------------------------------------------
Maxim Integrated Products, Inc.(a)      75,000      4,973,437
-------------------------------------------------------------
SDL, Inc.(a)                            50,000     12,962,500
-------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         175,000     12,239,062
=============================================================
                                                   39,159,374
=============================================================

EQUIPMENT (SEMICONDUCTOR)-2.10%

Broadcom Corp.-Class A(a)               52,500     11,674,687
-------------------------------------------------------------
KLA-Tencor Corp.(a)                    130,000      4,395,625
=============================================================
                                                   16,070,312
=============================================================

FINANCIAL (DIVERSIFIED)-6.12%

American Express Co.                   175,000     10,500,000
-------------------------------------------------------------
Citigroup Inc.                         275,000     14,471,875
-------------------------------------------------------------
J.P. Morgan & Co., Inc.                132,500     21,928,750
=============================================================
                                                   46,900,625
=============================================================

HEALTH CARE (DIVERSIFIED)-2.69%

American Home Products Corp.           325,000     20,637,500
=============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.55%

Pfizer Inc.                            275,000     11,876,562
=============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.37%

PE Corp-PE Biosystems Group             90,000     10,530,000
=============================================================

INSURANCE (MULTI-LINE)-2.01%

American International Group, Inc.     157,500     15,435,000
=============================================================

INVESTMENT BANKING/BROKERAGE-3.48%

Goldman Sachs Group, Inc. (The)        135,000     13,474,688
-------------------------------------------------------------
Morgan Stanley Dean Witter & Co.       165,000     13,251,563
=============================================================
                                                   26,726,251
=============================================================

INVESTMENT MANAGEMENT-0.88%

Stilwell Financial, Inc.               150,000      6,721,875
=============================================================

INVESTMENTS-1.54%

Nasdaq 100 Shares(a)(c)                144,500     11,830,938
=============================================================

LEISURE TIME (PRODUCTS)-2.63%

Harley-Davidson, Inc.                  285,000     13,733,438
-------------------------------------------------------------
Mattel, Inc.                           500,000      6,468,750
=============================================================
                                                   20,202,188
=============================================================

                                                    MARKET
                                       SHARES       VALUE
MANUFACTURING (SPECIALIZED)-0.84%

Coflexip S.A.-ADR (France)              85,000   $  4,850,313
-------------------------------------------------------------
Millipore Corp.                         29,700      1,559,250
=============================================================
                                                    6,409,563
=============================================================

NATURAL GAS-1.50%

Enron Corp.                            140,000     11,488,750
=============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-4.08%

ENSCO International Inc.               160,000      5,320,000
-------------------------------------------------------------
Lone Star Technologies, Inc.(a)        107,500      4,316,125
-------------------------------------------------------------
Schlumberger Ltd.                      125,000      9,515,625
-------------------------------------------------------------
Transocean Sedco Forex Inc.            105,000      5,565,000
-------------------------------------------------------------
Weatherford International, Inc.(a)     180,000      6,570,000
=============================================================
                                                   31,286,750
=============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-4.02%

Apache Corp.                           222,500     12,307,031
-------------------------------------------------------------
Apache Corp.-$2.02 Conv. Pfd.           40,000      1,900,000
-------------------------------------------------------------
Kerr-McGee Corp.                       255,000     16,654,688
=============================================================
                                                   30,861,719
=============================================================

OIL & GAS (REFINING &
  MARKETING)-0.58%

Valero Energy Corp.-$1.94 Conv. Pfd.   160,000      4,480,000
=============================================================

POWER PRODUCERS (INDEPENDENT)-0.57%

Calpine Corp.(a)                        55,000      4,341,563
=============================================================

RETAIL (BUILDING SUPPLIES)-0.89%

Lowe's Cos., Inc.                      150,000      6,853,125
=============================================================

SERVICES
  (ADVERTISING/MARKETING)-0.76%

Lamar Advertising Co.(a)               121,000      5,808,000
=============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-1.75%

Phone.com, Inc.(a)                     145,000     13,421,563
=============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $640,131,663)                               648,212,279
=============================================================

                                       PRINCIPAL
                                        AMOUNT
CONVERTIBLE CORPORATE BONDS &
  NOTES-1.34%

COMMUNICATIONS EQUIPMENT-0.95%

Cyras Systems, Inc., Conv. Sub.
  Notes, 4.50%, 08/15/05 (Acquired
  08/15/00; Cost $1,250,000)(b)        1,250,000     1,450,000
--------------------------------------------------------------
Kestrel Solutions, Conv. Sub. Notes,
  5.50%, 07/15/05 (Acquired
  07/20/00-10/10/00; Cost
  $5,800,000)(b)                       5,500,000     5,830,000
==============================================================
                                                     7,280,000
==============================================================

                                       PRINCIPAL     MARKET
                                        AMOUNT        VALUE
ELECTRONICS (SEMICONDUCTORS)-0.39%

Celestica Inc. (Canada), Conv. Yankee
  Bonds, 3.19%, 08/01/20(a)            5,800,000   $ 2,972,500
==============================================================
    Total Convertible Corporate Bonds
      & Notes (Cost $9,951,297)                     10,252,500
==============================================================

                        NUMBER
                          OF       EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
OPTIONS
  PURCHASED-2.11%

CALLS-0.42%

Amex Biotechnology
  Index (The)
  (Biotechnology)          110       $600       Jan-01     $1,846,625
---------------------------------------------------------------------
Philadelphia Oil
  Service Sector
  Index (Oil &
  Gas-Exploration &
  Production)            2,444        125       Dec-00      1,344,200
=====================================================================
                                                            3,190,825
=====================================================================

PUTS-1.69%

Nasdaq 100 Index
  (Investments)             80      3,100       Dec-00      1,239,000
---------------------------------------------------------------------
                           350      3,025       Dec-00      4,541,250
---------------------------------------------------------------------
Russell 2000 Index
  (Investments)          1,126        460       Dec-00      1,013,400
---------------------------------------------------------------------
                         2,700        480       Dec-00      3,712,500
---------------------------------------------------------------------
S&P 500 Index
  (Investments)            736      1,350       Nov-00        423,200
---------------------------------------------------------------------
                           520      1,375       Nov-00        487,500
---------------------------------------------------------------------
                         1,780      1,300       Dec-00      1,557,500
=====================================================================
                                                           12,974,350
=====================================================================
    Total Options
      Purchased (Cost
      $30,814,368)                                         16,165,175
=====================================================================

                                       SHARES
MONEY MARKET FUNDS-11.01%

STIC Liquid Assets Portfolio(d)      42,238,227     42,238,227
--------------------------------------------------------------
STIC Prime Portfolio(d)              42,238,227     42,238,227
==============================================================
    Total Money Market Funds (Cost
      $84,476,454)                                  84,476,454
==============================================================
TOTAL INVESTMENTS-98.99% (Cost
  $765,373,782)                                    759,106,408
==============================================================
OTHER ASSETS LESS LIABILITIES-1.01%                  7,711,781
==============================================================
NET ASSETS-100.00%                                $766,818,189
______________________________________________________________
==============================================================

                                       SHARES
                                        SOLD        MARKET
                                        SHORT       VALUE
SECURITIES SOLD SHORT(e)

Administaff, Inc.                      190,000   $  6,745,000
-------------------------------------------------------------
Adobe Systems Inc.                     102,400      7,788,800
-------------------------------------------------------------
Advanced Micro Devices, Inc.            93,000      2,104,126
-------------------------------------------------------------

                                       SHARES
                                        SOLD        MARKET
                                        SHORT       VALUE
SECURITIES SOLD SHORT-(CONTINUED)

Allergan, Inc.                          50,900   $  4,278,781
-------------------------------------------------------------
Amazon.com, Inc.                       171,700      6,288,513
-------------------------------------------------------------
Autodesk, Inc.                          78,500      1,731,906
-------------------------------------------------------------
Broadvision Inc.                       154,300      4,590,425
-------------------------------------------------------------
Clear Channel Communications, Inc.      74,800      4,492,675
-------------------------------------------------------------
Coca-Cola Co. (The)                    150,000      9,056,250
-------------------------------------------------------------
Computer Sciences Co.                   42,000      2,646,000
-------------------------------------------------------------
Corvis Corp.                            84,800      5,565,000
-------------------------------------------------------------
Costco Wholesale Corp.                  50,000      1,831,250
-------------------------------------------------------------
Cytyc Corp.                             48,300      2,867,813
-------------------------------------------------------------
eBay Inc.                              125,000      6,437,500
-------------------------------------------------------------
Exodus Communications, Inc.             99,900      3,352,844
-------------------------------------------------------------
Fastenal Co.                           105,000      6,030,938
-------------------------------------------------------------
First Tennessee National Corp.         152,300      3,502,900
-------------------------------------------------------------
Fluor Corp.                            100,000      3,500,000
-------------------------------------------------------------
Guidant Corp.                           56,100      2,969,794
-------------------------------------------------------------
Home Depot, Inc. (The)                 152,100      6,540,300
-------------------------------------------------------------
King Pharmaceuticals, Inc.             132,000      5,915,250
-------------------------------------------------------------

                                       SHARES
                                        SOLD        MARKET
                                        SHORT       VALUE
SECURITIES SOLD SHORT-(CONTINUED)

Krispy Kreme Doughnuts, Inc.            14,000   $  1,379,875
-------------------------------------------------------------
MGM Mirage Inc.                         60,000      2,073,750
-------------------------------------------------------------
Network Appliance, Inc.                 25,500      3,034,500
-------------------------------------------------------------
Nike, Inc.-Class B                      97,900      3,909,881
-------------------------------------------------------------
Nortel Networks Corp.                   65,000      2,957,500
-------------------------------------------------------------
NVIDIA Corp.                            50,000      3,107,031
-------------------------------------------------------------
QLT Inc.                                77,600      3,859,387
-------------------------------------------------------------
SCI Systems, Inc.                       95,200      4,093,600
-------------------------------------------------------------
Scient Corp.                             9,000        162,000
-------------------------------------------------------------
724 Solutions Inc.                     115,000      3,126,551
-------------------------------------------------------------
Sigma-Aldrich Corp.                    200,000      7,150,000
-------------------------------------------------------------
Silicon Storage Technology, Inc.       117,500      2,673,125
-------------------------------------------------------------
Solectron Corp.                        120,000      5,280,000
-------------------------------------------------------------
Stryker Corp.                           65,400      3,081,974
-------------------------------------------------------------
Symbol Technologies, Inc.              205,000      9,314,688
=============================================================
Total Securities Sold Short                      $153,439,927
_____________________________________________________________
=============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Pfd.  - Preferred
Sub.  - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/00 was $10,690,010, which represented 1.39% of the Fund's net assets.
(c) A portion of this security is subject to call options written. See Note 7.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) Collateral on short sales was segregated by the Fund in the amount of $184,185,088, which represents 120.04% of market value of securities sold short.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost $765,373,782)    $759,106,408
----------------------------------------------------------------
Cash                                                  15,549,353
----------------------------------------------------------------
Receivables for:
  Investments sold                                    13,720,412
----------------------------------------------------------------
  Fund shares sold                                     2,008,019
----------------------------------------------------------------
  Dividends and interest                                 659,308
----------------------------------------------------------------
  Investments sold short                             146,147,072
----------------------------------------------------------------
  Options sold                                         7,393,753
----------------------------------------------------------------
  Short stock rebates                                    664,305
----------------------------------------------------------------
Investment for deferred compensation plan                  3,893
----------------------------------------------------------------
Other assets                                              16,469
================================================================
    Total assets                                     945,268,992
================================================================

LIABILITIES:

Payables for:
  Investments purchased                               15,759,932
----------------------------------------------------------------
  Fund shares reacquired                                 596,351
----------------------------------------------------------------
  Options written (premiums received $3,200,705)       3,552,900
----------------------------------------------------------------
  Deferred compensation plan                               3,893
----------------------------------------------------------------
  Short stock account interest and dividends               4,807
----------------------------------------------------------------
  Short positions                                      3,582,158
----------------------------------------------------------------
Market value of securities sold short (proceeds
  from short sales $146,147,072)                     153,439,927
----------------------------------------------------------------
Accrued advisory fees                                  1,001,614
----------------------------------------------------------------
Accrued administrative services fees                      11,501
----------------------------------------------------------------
Accrued distribution fees                                492,007
----------------------------------------------------------------
Accrued trustees' fees                                       772
----------------------------------------------------------------
Accrued transfer agent fees                                4,941
----------------------------------------------------------------
    Total liabilities                                178,450,803
================================================================
Net assets applicable to shares outstanding         $766,818,189
________________________________________________________________
================================================================

NET ASSETS:

Class A                                             $373,614,314
________________________________________________________________
================================================================
Class B                                             $282,120,340
________________________________________________________________
================================================================
Class C                                             $111,083,535
________________________________________________________________
================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                               27,471,272
________________________________________________________________
================================================================
Class B                                               20,814,721
________________________________________________________________
================================================================
Class C                                                8,197,433
________________________________________________________________
================================================================
Class A:
  Net asset value and redemption price per share    $      13.60
----------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.60 divided by 94.50%)   $      14.39
________________________________________________________________
================================================================
Class B:
  Net asset value and offering price per share      $      13.55
________________________________________________________________
================================================================
Class C:
  Net asset value and offering price per share      $      13.55
________________________________________________________________
================================================================

STATEMENT OF OPERATIONS

                                                     DECEMBER 30,
                                                      1999 (DATE
                                      THREE MONTHS    OPERATIONS
                                         ENDED        COMMENCED)
                                      OCTOBER 31,       THROUGH
                                          2000       JULY 31, 2000
                                      ------------   -------------
INVESTMENT INCOME:

Short stock rebates                   $ 1,304,717     $   443,705
-----------------------------------------------------------------
Dividends from affiliated money
  market funds                          1,077,250         423,405
-----------------------------------------------------------------
Dividends (net of foreign
  withholding tax of $267 and
  $4,961, respectively)                   393,991         159,509
-----------------------------------------------------------------
Interest                                  316,294          69,932
=================================================================
    Total investment income             3,092,252       1,096,551
=================================================================

EXPENSES:

Advisory fees                           2,203,831         749,188
-----------------------------------------------------------------
Administrative services fee                30,873          29,372
-----------------------------------------------------------------
Custodian fees                             17,343          24,373
-----------------------------------------------------------------
Distribution fees -- Class A              239,710          98,668
-----------------------------------------------------------------
Distribution fees -- Class B              544,606         162,407
-----------------------------------------------------------------
Distribution fees -- Class C              208,446          55,143
-----------------------------------------------------------------
Interest                                   14,587          10,212
-----------------------------------------------------------------
Transfer agent fees -- Class A             50,469          31,715
-----------------------------------------------------------------
Transfer agent fees -- Class B             38,996          23,773
-----------------------------------------------------------------
Transfer agent fees -- Class C             14,925           8,072
-----------------------------------------------------------------
Trustees' fees                              1,821           4,117
-----------------------------------------------------------------
Dividends on short sales                   59,505          24,835
-----------------------------------------------------------------
Other                                     169,613         171,138
=================================================================
    Total expenses                      3,594,725       1,393,013
=================================================================
Less: Fees waived                         (21,792)        (39,872)
------------------------------------------------------------------
    Expenses paid indirectly              (14,412)         (4,522)
=================================================================
    Net expenses                        3,558,521       1,348,619
=================================================================
Net investment income (loss)             (466,269)       (252,068)
=================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES,
  SECURITIES SOLD SHORT, FUTURES
  CONTRACTS AND OPTION CONTRACTS

Net realized gain (loss) from:
  Investment securities                (2,638,851)     (2,400,360)
-----------------------------------------------------------------
  Securities sold short                21,896,768       1,764,828
-----------------------------------------------------------------
  Futures contracts                       633,599        (881,182)
-----------------------------------------------------------------
  Option contracts                        807,967       2,403,105
=================================================================
                                       20,699,483         886,391
=================================================================
Change in net unrealized
  appreciation (depreciation) of:
  Investment securities               (19,141,316)     12,873,942
-----------------------------------------------------------------
  Securities sold short                (8,416,941)      1,124,086
-----------------------------------------------------------------
  Option contracts                       (663,491)        311,296
=================================================================
                                      (28,221,748)     14,309,324
=================================================================
Net gain (loss) on investment
  securities, securities sold short,
  futures contracts and option
  contracts                            (7,522,265)     15,195,715
=================================================================
Net increase (decrease) in net
  assets resulting from operations    $(7,988,534)    $14,943,647
_________________________________________________________________
=================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                 THREE       DECEMBER 30, 1999
                                                                 MONTHS      (DATE OPERATIONS
                                                                 ENDED          COMMENCED)
                                                              OCTOBER 31,    THROUGH JULY 31,
                                                                  2000             2000
                                                              ------------   -----------------
OPERATIONS:

  Net investment income (loss)                                $   (466,269)    $      (252,068)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, securities
    sold short, futures contracts and option contracts          20,699,483             886,391
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, securities sold short and option
    contracts                                                  (28,221,748)         14,309,324
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (7,988,534)         14,943,647
==============================================================================================
Share transactions-net:
  Class A                                                      238,637,832         130,133,895
----------------------------------------------------------------------------------------------
  Class B                                                      182,555,330          97,595,645
----------------------------------------------------------------------------------------------
  Class C                                                       77,641,463          33,298,911
==============================================================================================
    Net increase in net assets                                 490,846,091         275,972,098
==============================================================================================

NET ASSETS:
  Beginning of period                                          275,972,098                  --
----------------------------------------------------------------------------------------------
  End of period                                               $766,818,189     $   275,972,098
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:
  Shares of beneficial interest                               $760,048,346     $   261,023,720
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (90,606)            (49,823)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, securities sold short, futures contracts and
    option contracts                                            20,772,873             688,877
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, securities sold short and option contracts     (13,912,424)         14,309,324
==============================================================================================
                                                              $766,818,189     $   275,972,098
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Board of Trustees of the Trust approved a change in the Fund's fiscal year-end from July 31 to October 31. As a result, this report includes financial information for the period ended October 31, 2000 (three months) and the period December 30, 1999 (date operations commenced) through July 31, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class A shares commenced sales on December 30, 1999. Class B and C shares commenced sales on March 31, 2000. The Fund was closed to new investors as of September 29, 2000. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $425,486, undistributed net realized gains were decreased by $615,487 and paid in capital was increased by $190,001 as a result of differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Securities Sold Short -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.
     The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (expense incurred) as a result of the market value of securities sold short being less than (greater than) the proceeds received from the short sales.
F. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.
G. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
     An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis starting January 1, 2001, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P 500 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P 500 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. During the three-month period ended October 31, 2000 and the period ended July 31, 2000, AIM waived fees of $0 and $39,872, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the three-month period ended October 31, 2000 and the period ended July 31, 2000, AIM was paid $30,873 and $29,372, respectively, for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the three-month period ended October 31, 2000 and the period ended July 31, 2000, AFS was paid $77,112 and $23,127, respectively, for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the three-month period ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $239,710, $544,606 and $208,446, respectively, as compensation under the Plans. For the period ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $98,668, $162,407 and $55,143, respectively, as compensation under the Plans. For the three-month period ended October 31, 2000, AIM waived fees of $21,792.
  AIM Distributors received commissions of $669,665 and $355,159, respectively, from sales of the Class A shares of the Fund during the three-month period ended October 31, 2000 and the period ended July 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the three-month period ended October 31, 2000 and the period ended July 31, 2000, AIM Distributors received $3,638 and $3,607, respectively, in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the three-month period ended October 31, 2000 and the period ended July 31, 2000, the Fund paid legal fees of $1,154 and $2,270, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the three-month period ended October 31, 2000 and the period ended July 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,778 and $372, respectively, and reductions in custodian fees of $11,634 and $4,150, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $14,412 and $4,522, respectively, for the three-month period ended October 31, 2000 and the year ended July 31, 2000, respectively.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the three-month period ended October 31, 2000 and the period ended July 31, 2000, the Fund did not borrow under the line of credit.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the three-month period ended October 31, 2000 was $662,775,257 and $179,253,637, respectively and during the period ended July 31, 2000 was $288,400,654 and $92,740,607, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes was as follows:

                                    OCTOBER 31,      JULY 31,
                                        2000           2000
                                    ------------   ------------
Aggregate unrealized appreciation
  of:
  Investment securities             $ 40,625,503   $ 23,850,469
---------------------------------------------------------------
  Securities sold short                8,615,521      3,712,964
---------------------------------------------------------------
Aggregate unrealized
  (depreciation) of:
  Investment securities              (40,390,769)   (12,342,197)
---------------------------------------------------------------
  Securities sold short               (7,639,045)    (2,588,878)
===============================================================
Net unrealized appreciation of
  investment securities             $  1,211,210   $ 12,632,358
_______________________________________________________________
===============================================================
Cost of investments for tax purposes is $758,871,674 and
  $252,650,411, respectively, for three-months ended October
  31, 2000 and the year ended July 31, 2000.
Proceeds from securities sold short for tax purposes is
  $152,463,451 and $46,493,930, respectively, for three-months ended October 31, 2000 and the year ended July 31, 2000.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the period ended October 31, 2000 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of year                                                  --     $        --
-------------------------------------------------------------------------------------
Written                                                         5,058     $ 6,212,938
-------------------------------------------------------------------------------------
Closed                                                         (4,346)     (4,038,447)
-------------------------------------------------------------------------------------
Expired                                                            --              --
=====================================================================================
End of year                                                       712     $ 2,174,491
_____________________________________________________________________________________
=====================================================================================

Open call option contracts written at October 31, 2000 were as follows:

                                                                 OCTOBER 31,
                                          NUMBER                    2000
                     CONTRACT   STRIKE      OF       PREMIUMS      MARKET       UNREALIZED
ISSUE                 MONTH     PRICE    CONTRACTS   RECEIVED       VALUE      APPRECIATION
-----                --------   ------   ---------   ---------   -----------   ------------
Nasdaq 100 Index      Dec-00     440        505       705,461      517,625      $   187,836
-------------------------------------------------------------------------------------------
                      Mar-01     450        207      1,469,030   1,361,025          108,005
===========================================================================================
                                            712      2,174,491   1,878,650      $   295,841
___________________________________________________________________________________________
===========================================================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options contracts written during the period ended October 31, 2000 are summarized as follows:

                                                               PUT OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of period                                                47     $   398,246
-------------------------------------------------------------------------------------
Purchased                                                       2,614       1,843,789
-------------------------------------------------------------------------------------
Closed                                                         (1,931)     (1,215,821)
-------------------------------------------------------------------------------------
Expired                                                            --              --
=====================================================================================
End of period                                                     730     $ 1,026,214
_____________________________________________________________________________________
=====================================================================================

Open put option contracts written at October 31, 2000 were as follows:

                                                                  OCTOBER 31,
                                           NUMBER                    2000         UNREALIZED
                      CONTRACT   STRIKE      OF       PREMIUMS      MARKET       APPRECIATION
ISSUE                  MONTH     PRICE    CONTRACTS   RECEIVED       VALUE      (DEPRECIATION)
------------------    --------   ------   ---------   ---------   -----------   --------------
Nasdaq 100 Index       Dec-00     290        130       720,524     1,231,750      $  (511,226)
---------------------------------------------------------------------------------------------
Russell 2000 Index     Dec-00     450        600       305,690       442,500         (136,810)
=============================================================================================
                                             730      1,026,214    1,674,250      $  (648,036)
_____________________________________________________________________________________________
=============================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the three-month period ended October 31, 2000 and the period ended July 31, 2000 were as follows:

                                                                  OCTOBER 31, 2000                JULY 31, 2000
                                                              -------------------------     -------------------------
                                                                SHARES        AMOUNT          SHARES        AMOUNT
                                                              ----------   ------------     ----------   ------------
Sold:
  Class A*                                                    18,008,430   $253,658,152     12,111,778   $149,479,697
---------------------------------------------------------------------------------------------------------------------
  Class B**                                                   13,162,915    185,297,506      7,973,127     99,165,325
---------------------------------------------------------------------------------------------------------------------
  Class C**                                                    5,695,261     80,003,764      2,722,459     33,913,845
=====================================================================================================================
Reacquired:
  Class A                                                     (1,070,129)   (15,020,320)    (1,578,807)   (19,345,802)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (196,601)    (2,742,176)      (124,720)    (1,569,680)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                       (168,610)    (2,362,301)       (51,677)      (614,934)
=====================================================================================================================
                                                              35,431,266   $498,834,625     21,052,160   $261,028,451
_____________________________________________________________________________________________________________________
=====================================================================================================================

*  Class A shares commenced sales on December 30, 1999.
** Class B & C shares commenced sales on March 31, 2000.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CLASS A
                                                              ----------------------------------------
                                                                                    DECEMBER 30, 1999
                                                                                    (DATE OPERATIONS
                                                              THREE MONTHS ENDED      COMMENCED) TO
                                                              OCTOBER 31, 2000(a)     JULY 31, 2000
                                                              -------------------   ------------------
Net asset value, beginning of period                               $  13.12             $    10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                           --                  (0.01)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.48                   3.13
==================================================================================================
    Total from investment operations                                   0.48                   3.12
==================================================================================================
Net asset value, end of period                                     $  13.60             $    13.12
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                        3.66%                 31.20%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $373,614             $  138,205
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sale expense)
  With fee waivers                                                     2.07%(c)               2.41%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                  2.10%(c)               2.49%(d)
==================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sale expense)
  With fee waivers                                                     2.03%(c)               2.34%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                  2.06%(c)               2.42%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets            0.04%(c)              (0.20)%(d)
__________________________________________________________________________________________________
==================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                        0.04%(c)               0.07%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                  38%                   125%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $284,131,822 for October 31, 2000.
(d)  Annualized.

                                                                         CLASS B                         CLASS C
                                                              -----------------------------   -----------------------------
                                                              THREE MONTHS   MARCH 31, 2000   THREE MONTHS   MARCH 31, 2000
                                                                 ENDED        (DATE SALES        ENDED        (DATE SALES
                                                              OCTOBER 31,    COMMENCED) TO    OCTOBER 31,    COMMENCED) TO
                                                                2000(a)      JULY 31, 2000      2000(a)      JULY 31, 2000
                                                              ------------   --------------   ------------   --------------
Net asset value, beginning of period                            $  13.10        $  12.81        $  13.09        $  12.81
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.02)          (0.02)          (0.02)          (0.02)
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.47            0.31            0.48            0.30
========================================================================================================================
  Total from investment operations                                  0.45            0.29            0.46            0.28
========================================================================================================================
Net asset value, end of period                                  $  13.55        $  13.10        $  13.55        $  13.09
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                     3.44%           2.26%           3.51%           2.19%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $282,120        $102,795        $111,084        $ 34,972
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sale expense)
  With fee waivers                                                  2.77%(c)        3.10%           2.77%(c)        3.10%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               2.77%(c)        3.18%           2.77%(c)        3.18%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sale expense)
  With fee waivers                                                  2.73%(c)        3.03%           2.73%(c)        3.03%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               2.73%(c)        3.11%           2.73%(c)        3.11%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.66)%(c)       (0.89)%        (0.66)%(c)       (0.89)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                     0.04%(c)        0.07%           0.04%(c)        0.07%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                               38%            125%             38%            125%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $216,066,635 and $82,698,655 for Class B and C, respectively, for October 31, 2000.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Trustees and Shareholders of AIM Large Cap Opportunities Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Opportunities Fund (a series of AIM Special Opportunities Funds) including the schedule of investments, as of October 31, 2000, and the related statement of operations, the statement of changes in net assets, and financial highlights for the three months ended October 31, 2000 and the period December 30, 1999 (date operations commenced) through July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Opportunities Fund as of October 31, 2000, the results of its operations, the changes in its net assets and financial highlights for the three months ended October 31, 2000 and the period December 30, 1999 (date operations commenced) through July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                   OFFICERS                                 OFFICE OF THE FUND
Robert H. Graham                                    Robert H. Graham                         11 Greenway Plaza
Chairman, President and Chief Executive Officer     Chairman and President                   Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                    Carol F. Relihan
Bruce L. Crockett                                   Senior Vice President and Secretary      INVESTMENT ADVISOR
Director
ACE Limited;                                        Gary T. Crum                             A I M Advisors, Inc.
Formerly Director, President, and                   Senior Vice President                    11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                                  Edgar M. Larsen                          Houston, TX 77046
                                                    Senior Vice President
Owen Daly II                                                                                 TRANSFER AGENT
Formerly Director                                   Dana R. Sutton
Cortland Trust Inc.                                 Vice President and Treasurer             A I M Fund Services, Inc.
                                                                                             P.O. Box 4739
Albert R. Dowden                                    Melville B. Cox                          Houston, TX 77210-4739
Chairman of the Board of Directors,                 Vice President
The Cortland Trust and DHJ Media, Inc.; and                                                  CUSTODIAN
Director, Magellan Insurance Company,               Mary J. Benson
Formerly Director, President and                    Assistant Vice President and             State Street Bank and Trust Company
Chief Executive Officer,                            Assistant Treasurer                      225 Franklin Street
Volvo Group North America, Inc.; and                                                         Boston, MA 02110
Senior Vice President, AB Volvo                     Sheri Morris
                                                    Assistant Vice President and             COUNSEL TO THE FUND
Edward K. Dunn Jr.                                  Assistant Treasurer
Chairman, Mercantile Mortgage Corp.;                                                         Ballard Spahr
Formerly Vice Chairman and President,               Jim A. Coppedge                          Andrews & Ingersoll, LLP
Mercantile-Safe Deposit & Trust Co.; and            Assistant Secretary                      1735 Market Street
President, Mercantile Bankshares                                                             Philadelphia, PA 19103
                                                    Renee A. Friedli
Jack Fields                                         Assistant Secretary                      COUNSEL TO THE TRUSTEES
Chief Executive Officer
Twenty First Century, Inc.;                         P. Michelle Grace                        Kramer, Levin, Naftalis & Frankel LLP
Formerly Member                                     Assistant Secretary                      919 Third Avenue
of the U.S. House of Representatives                                                         New York, NY 10022
                                                    Nancy L. Martin
Carl Frischling                                     Assistant Secretary                      DISTRIBUTOR
Partner
Kramer, Levin, Naftalis & Frankel LLP               Ofelia M. Mayo                           A I M Distributors, Inc.
                                                    Assistant Secretary                      11 Greenway Plaza
Prema Mathai-Davis                                                                           Suite 100
Formerly Chief Executive Officer,                   Lisa A. Moss                             Houston, TX 77046
YWCA of the U.S.A.                                  Assistant Secretary
                                                                                             AUDITORS
Lewis F. Pennock                                    Kathleen J. Pflueger
Partner                                             Assistant Secretary                      KPMG LLP
Pennock & Cooper                                                                             700 Louisiana
                                                                                             Houston, TX 77002
Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $190,000 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                                 THE AIM FUNDS

                                 RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                      ------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                      ------------------------------------

                THE AIM FAMILY OF FUNDS--Registered Trademark--



                                  EQUITY FUNDS

DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS                A I M Management Group Inc. has
                                                                                    provided leadership in the mutual
   MORE AGGRESSIVE                      MORE AGGRESSIVE                             fund industry since 1976 and
                                                                                    managed approximately $183 billion
AIM Small Cap Opportunities(1)     AIM Latin American Growth                        in assets for more than eight
AIM Mid Cap Opportunities(2)       AIM Developing Markets                           million shareholders, including
AIM Large Cap Opportunities(3)     AIM European Small Company                       individual investors, corporate
AIM Emerging Growth                AIM Asian Growth                                 clients and financial institutions,
AIM Small Cap Growth(4)            AIM Japan Growth                                 as of September 30, 2000.
AIM Aggressive Growth              AIM International Emerging Growth                     The AIM Family of Funds
AIM Mid Cap Growth                 AIM European Development                         --Registered Trademark-- is
AIM Small Cap Equity               AIM Euroland Growth                              distributed nationwide, and AIM
AIM Capital Development            AIM Global Aggressive Growth                     today is the eighth-largest mutual
AIM Constellation                  AIM International Equity                         fund complex in the United States
AIM Dent Demographic Trends        AIM Advisor International Value                  in assets under management,
AIM Select Growth                  AIM Global Trends                                according to Strategic Insight, an
AIM Large Cap Growth               AIM Global Growth                                independent mutual fund monitor.
AIM Weingarten                                                                           AIM is a subsidiary of
AIM Mid Cap Equity                      MORE CONSERVATIVE                           AMVESCAP PLC, one of the world's
AIM Value II                                                                        largest independent financial
AIM Charter                        SECTOR EQUITY FUNDS                              services companies with $414
AIM Value                                                                           billion in assets under management
AIM Blue Chip                           MORE AGGRESSIVE                             as of September 30, 2000.
AIM Basic Value
AIM Large Cap Basic Value          AIM New Technology
AIM Balanced                       AIM Global Telecommunications and Technology
AIM Advisor Flex                   AIM Global Resources
                                   AIM Global Financial Services
     MORE CONSERVATIVE             AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Global Infrastructure
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                        MORE CONSERVATIVE

                        FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS         TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                     MORE AGGRESSIVE

AIM Strategic Income               AIM High Income Municipal
AIM High Yield II                  AIM Tax-Exempt Bond of Connecticut
AIM High Yield                     AIM Municipal Bond
AIM Income                         AIM Tax-Free Intermediate
AIM Global Income                  AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government           MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE


The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

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